UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026 (July 1, 2026)

REYNALDO’S MEXICAN FOOD COMPANY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56463	95-3930169
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1113, Tower 2, Lippo Centre, 89 Queensway

Admiralty, Hong Kong

(Address of principal executive offices, Zip Code)

+852 3703 6155

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

REYNALDO’S MEXICAN FOOD COMPANY, INC.

Form 8-K

Current Report

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm.

On May 3, 2024, the Securities and Exchange Commission (the “Commission”) entered an order instituting settled administrative and cease-and-desist proceedings against Borgers and its sole audit partner, Benjamin F. Borgers CPA, permanently barring Mr. Borgers and Borgers (collectively, “BF Borgers”) from appearing or practicing before the Commission as an accountant (the “Order”). As a result of the Order, BF Borgers may no longer serve as Reynaldo’s Mexican Food Company. Inc. (the “Company”) independent registered public accounting firm, nor can BF Borgers issue any audit reports included in Commission filings or provide consents with respect to audit reports.

In light of the Order, the Board of Directors of the Company on September 18, 2026, unanimously approved to ratify the dismissal of BF Borgers as the Company’s independent registered public accounting firm effective as of the date the Commission issued its Order.

BF Borgers’ reports on the financial statements of the Company as of and for the fiscal years ended December 31, 2022 and 2021, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 and 2021, and through May 3, 2024 (the date of the Order), there were no disagreements with BF Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to BF Borgers’ satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such year. During the fiscal years ended December 31, 2022 and 2021, and through May 3, 2024, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

In the May 3, 2024 “Staff Statement on the Issuer Disclosure and Reporting Obligations in Light of Rule 102(e) Order Against BF Borgers CPA PC,” the Commission advised registrants that they may indicate in their Commission filing that their prior auditor is no longer permitted to appear or practice before the Commission, in lieu of including a letter from BF Borgers stating whether it agrees with our disclosures under Item 304 of Regulation S-K. In light of the Order and the staff statement, we are not requesting BF Borgers to furnish the Company with such letter.

(b)	Engagement of New Independent Registered Public Accounting Firm.

On September 18, 2026, the Company ratified the engagement of Beckles & Co. (“Beckles”) as the Company’s new independent registered public accounting firm to complete an audit of years ended December 31, 2023 to present. The decision to change accountants was approved by the Company’s Board of Directors. The Company does not have an audit committee at this time.

During the two most recent fiscal years ended December 31, 2022 and December 31, 2021 and during the subsequent interim period from January 1, 2023 through May 3, 2024, neither the Company nor anyone on its behalf consulted Beckles regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Beckles concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On July 1, 2026, the Company accepted the resignation of Chi Wai (Michael) Woo as the Chief Executive Officer, Chief Financial Officer, President, Treasurer, and as a member of the Company’s Board of Directors effective November 15, 2023. The resignation of Mr. Woo was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

From November 2023 to July 1, 2026, Ms. Chi Ching Hung acted as sole director, Chief Executive Officer, Chief Financial Officer, President and Treasurer of the Company. On July 1, 2026, Ms. Hung resigned from all positions including Chief Executive Officer, Chief Financial Officer, President and Treasurer of the Company and as a member of the Company’s Board of Directors. Ms. Hung’s resignation was voluntary and was not due to any disagreement with the Company or its management concerning its operations, policies or practices, including accounting, financial reporting or disclosure.

On July 1, 2026, Mr. Tu Jingyi was appointed as the Chief Executive Officer, Chief Financial Officer, President, and Treasurer of the Company and as a member of the Board of Directors. There are no material plans, contracts or arrangements concerning compensation or employment, and no grant or award, entered into or made in connection with Mr. Tu’s appointment.

There is no arrangement or understanding between Mr. Tu and any other person pursuant to which Mr. Tu was appointed to serve as Chief Financial Officer of the Company and designated as its Principal Financial and Accounting Officer. There are no family relationships between Mr. Tu and any director or executive officer of the Company, and there are no transactions involving Mr. Tu that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The biography for Mr. Tu is set forth below.

Mr. Jingyi (Andy) Tu, age 29, is the founder and Chief Executive Officer of Apex Victory Group, having assumed the role on July 31, 2023. He boasts extensive cross-industry expertise in food service, robotics and technology, focusing on intelligent automation, data analytics and supply chain technologies.

Prior to founding Apex Victory Group, Mr. Tu established and operated multiple food service businesses between May 2021 and July 2023, including the Good Grandpa Handmade Noodles brand and Curry Canteen restaurant chain. He also led the development of Jiuxiang Food Factory and the implementation of standardized supply chain systems to support full-cycle product traceability.

After launching Apex Victory Group, Mr. Tu further expanded his catering and food manufacturing business portfolio. Beyond his existing brands, he founded and operated two new entities: Shanxin, a professional cinema food supplier, and Yong Da Chu, a standardized Chinese fast-food chain. Leveraging his robotics industry experience, he digitally and automatically upgraded offline stores and production factories, and developed customized equipment to fit catering and food manufacturing operational needs.

In April 2018, Mr. Tu founded Shenzhen Kewei Robot Technology Co., Ltd., focusing on the sales, deployment, operation and maintenance of commercial robotic solutions, and served as its General Manager until January 2023. Additionally, he founded Guardforce AI Co., Limited (NASDAQ: GFAI), leading the company’s 2021 Nasdaq initial public offering, and served on its board of directors from August 2018 to September 2021.

Mr. Tu is highly qualified to serve on the Company’s Board of Directors, backed by his solid executive leadership capabilities, successful track record of founding and scaling tech and catering enterprises, and rich public company governance experience.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

September 29, 2026	REYNALDO’S MEXICAN FOOD COMPANY, INC.

/s/ Tu Jingyi
Name: Tu Jingyi
Chief Executive Officer

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